DRAW NOTE

$45,000,000.00	Dallas	Texas	September 23, 2020
(Principal Amount)	(City)	(State)	(Date)

FOR VALUE RECEIVED, COVENANT LOGISTICS GROUP, INC., a Nevada corporation (“CVLG”), and COVENANT TRANSPORT SOLUTIONS, LLC, a Nevada limited liability company (“Covenant”, and together with CVLG, hereinafter together called “Borrower”) promises and agrees to pay to the order of TBK BANK, SSB, having offices at 12700 Park Central Drive, Suite 1700, Dallas, TX 75251 (hereinafter referred to as “Lender”), or at such other place as Lender may from time to time designate, on that date which is one (1) year after the Draw Expiry Date (as defined below) (“Maturity Date”) the principal amount of FORTY FIVE MILLION DOLLARS ($45,000,000.00), or such lesser sum as Lender may loan and/or advance to or for the benefit of Borrower on or after the date hereof together with interest thereon in accordance with the terms hereof, payable in lawful money of the United States of America. The proceeds of the note shall be used only to finance Borrower’s indemnification obligations to Triumph Bancorp, Inc. and Advance Business Capital, LLC (collectively, “Triumph”) in accordance with the Account Management Agreement, Amendment to Purchase Agreement and Mutual Release dated September 23, 2020 by and between Borrower and Triumph (the “Account Management Agreement”). This note may not be terminated by Borrower without the prior written consent of Lender and Triumph prior to the earliest of (i) payment in full of all obligations owing hereunder on or after the Draw Expiry Date, (ii) the date on which Borrower has made payments under the Account Management Agreement (or Lender has made such payments on Borrower’s behalf in accordance with the terms hereof) in an aggregate amount equal to the Total Indemnification Obligations (as defined in the Account Management Agreement), and (iii) the date on which Borrower and Triumph agree in writing.

Borrower may borrow pursuant to this note until the Draw Expiry Date (as defined below) in one or more advances, provided, however, that the maximum aggregate principal amount advanced hereunder (the “Maximum Permitted Amount”) shall at no time exceed the sum of FORTY FIVE MILLION DOLLARS ($45,000,000.00). The “Draw Expiry Date” means September 23, 2025.

The amount outstanding hereunder shall accrue interest at the Interest Rate, which shall be adjusted quarterly on the first day of each quarter commencing on January 1, 2021. The “Interest Rate” shall be a per annum rate equal to one and one-half (1.5) percentage points over the one (1) month USD LIBOR as quoted by Lender from the Bloomberg Financial Service or any successor thereto, provided, however, that USD LIBOR for this purpose shall be deemed to be at least 0.25%. In the event USD LIBOR is phased out or otherwise becomes no longer available, the Interest Rate shall be determined using a replacement benchmark that is used under Borrower’s senior revolving credit facility with Bank of America (or any successor facility) or, if no such replacement benchmark is used under such facility, the Interest Rate shall be the interest rate charged under such facility. In the event the Interest Rate is changed pursuant to the preceding sentence, the parties hereto will, to the extent requested by any other party, enter into an amendment to this Note providing for the new Interest Rate. Interest shall calculated on the basis of a 360 day year for the actual number of days elapsed, unless such calculation would result in a usurious rate, in which event such calculation shall be on the basis of a 365 day year (but in no event shall such rate exceed any maximum permitted by applicable law).

Commencing on November 1, 2020 and continuing on the same day of each consecutive month thereafter until maturity, Borrower shall make monthly payments of all accrued interest. The outstanding principal balance under this note, along with all other amounts accrued and owing hereunder, shall be due and payable in full on the Maturity Date. Payments shall be applied first to accrued and unpaid interest, then to late charges, with the remainder applied to reduction of principal if any, at Lender’s sole discretion. Borrower shall pay to Lender on demand, on each payment that remains overdue for more than ten (10) days (or such longer period as required by law) after its due date, interest from the date such amounts are due until paid on the unpaid indebtedness (excluding unpaid late charges) (the “Default Rate”) which is the lesser of: (a) the maximum lawful rate per annum which Lender is permitted to charge or (b) the Interest Rate plus five (5) percentage points, until paid in full; and if this note is placed in the hands of an attorney to collect or enforce, a reasonable sum as attorney’s fees.

The unpaid principal balance of this note at any time shall be the aggregate of all amounts lent or advanced hereunder by Lender, less the amount of payments of principal made hereon by or for the account of Borrower. It is contemplated that by reason of payments hereon there may be times when no indebtedness is due and owing hereunder; but notwithstanding such occurrences, this note shall remain valid and shall be in full force and effect as to loans and/or advances made pursuant to and under the terms of this note subsequent to each such occurrence. All loans or advances and all payments made hereunder on account of principal or interest may be endorsed by Lender on a Schedule attached to and made a part hereof; but whether or not Lender shall create and attach such Schedule and endorse advances and payments thereon, the amount of all payments and advances as shown on the books and records of Lender shall be conclusive absent manifest error.

In the event that the aggregate principal amount advanced hereunder at any time, for any reason, exceeds the Maximum Permitted Amount (as same, from time to time, is reduced), Borrower shall forthwith pay to Lender a sum sufficient to reduce the aggregate amount advanced to the Maximum Permitted Amount. Any principal amount in excess of the Maximum Permitted Amount shall in all respects be deemed to be included among the loans and/or advances made pursuant to the terms of this note and shall bear interest at the rate herein provided. Upon the occurrence and during the continuance of an Event of Default (as defined in the Security Agreement securing this note (the “Security Agreement”)) Lender may declare a default and accelerate the indebtedness due hereunder.

This note may be prepaid in full or in part at any time without premium or penalty.

If, under the Account Management Agreement, Borrower receives a Written Indemnification Call (as defined in the Account Management Agreement) and does not pay the amount required by the Account Management Agreement with respect to such Written Indemnification Call within ten (10) days, then Triumph may request from Lender that an advance be made hereunder to fund such amount, and Lender shall without any further direction, and notwithstanding any direction to the contrary from Borrower, advance funds hereunder in satisfaction of the amount owed with respect to the Written Indemnification Call (provided no Event of Default has occurred and is continuing, in which case Lender may at its option make such advance). Lender shall not be required to advance any sum which would result in the aggregate amount advanced exceeding the Maximum Permitted Amount. By its signature below, Borrower irrevocably authorizes Lender to make advances on this note in accordance with the provisions of this paragraph, which authorization shall be deemed to be a power coupled with an interest which cannot be revoked.

Upon the occurrence and during the continuation of an Event of Default, Lender may, at its option, without notice or demand, accelerate the maturity of the indebtedness then outstanding under this note and declare same to be at once due and payable whereupon it shall be and become immediately due and payable. Notwithstanding such acceleration, Lender may continue to advance funds under this note in accordance with the terms hereof. Borrower also agrees to pay Lender’s costs and expenses including but not limited to reasonable attorney’s fees incurred in enforcing and/or collecting this note. Borrower, all indorsers, guarantors and any other party liable on this note waive presentment for payment, demand, protest, notice of protest and notice of non-payment, default and dishonor, notice of intent to accelerate, notice of acceleration, and further, to the extent allowed by law, waive all benefit of valuation, appraisement and exemption laws. Lender may, without notice, extend the time of payment of this note, postpone the enforcement hereof, grant any other indulgence, add or release any party primarily or secondarily liable hereon and/or release or change any collateral securing this note without affecting or diminishing Lender’s right of recourse against Borrower, all indorsers, guarantors and all other parties liable on this note, which right is hereby expressly reserved.

In the event this note is prepaid in full at any time, whether voluntarily or involuntarily, Borrower shall: (i) give five (5) days’ prior written notice to Lender specifying the date and amount of any proposed voluntary prepayment and the indebtedness being voluntarily prepaid; (ii) pay the amount specified in such voluntary prepayment notice, in good funds, on the date specified in such notice; and (iii) simultaneously pay, in good funds, all principal, interest, late charges, costs, expenses and other charges accrued and/or due to Lender through the date of any such voluntary prepayment, but in no event shall such amount exceed the maximum amount permitted by applicable law and execute and deliver to Lender a written termination of this note.

It is the intention of Borrower and Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the State of Texas and the laws of the United States of America), then, in that event, notwithstanding anything to the contrary herein or in any agreement entered into in connection with or as security for this note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is taken, reserved, contracted for, charged or received under this note or under any of the other aforesaid agreements or otherwise in connection with this note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be cancelled automatically and if theretofore paid, shall be credited on this note by the Lender or (to the extent that this note shall have been or would thereby be paid in full) refunded to Borrower; and (ii) in the event that maturity of this note is accelerated by reason of an election by the Lender resulting from any default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this note or otherwise shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on this note or (to the extent that this note shall have been or would thereby be paid in full) refunded to Borrower. Notwithstanding anything to the contrary in this note or any related writing, all agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. The right to accelerate maturity of sums due under this note does not include the right to accelerate any interest which has not otherwise been earned on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excess interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excess interest exceeds the unpaid balance of the principal hereof, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal (including the period of any extension or renewal hereof) so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Borrower and Lender.

Borrower acknowledges and agrees that its obligations hereunder shall be secured by any first perfected priority security interest more fully described in any security agreement, mortgage, deed of trust or pledge executed by Borrower in favor of Lender, whether now existing or hereafter executed. There shall be no other claims, security interests/liens and/or encumbrances, other than Permitted Liens (as defined in the Security Agreement) on any of the Collateral (as defined in the Security Agreement).

This note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America, without regard to its conflicts of laws principles or provisions and by any applicable federal laws. The proceeds from all loans and/or advances evidenced by this note are to be used for business purposes only, and no part thereof is to be used for primarily consumer, personal, family or household purposes. No resolution or other documents are required for Borrower to execute this Draw Note or any other documents or agreements.

As used in this note, the term “Lender” includes any future holder of this note. If more than one person signs this note, the obligations and agreements of each of them shall be joint and several.

BORROWER, AS A MATERIAL INDUCEMENT FOR LENDER TO MAKE LOANS OR OTHER FINANCIAL ACCOMMODATIONS AVAILABLE TO BORROWER, HEREBY IRREVOCABLY AGREES (a) TO SUBMIT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE U.S. DISTRICT COURT, NORTHERN DISTRICT, DALLAS DIVISION FOR RESOLUTION OF DISPUTES ARISING UNDER OR RELATING HERETO, BEING THE COURT TO WHICH THE LAWSUIT RESULTING IN THE ACCOUNT MANAGEMENT AGREEMENT WAS HEARD, UNLESS THE COURT REFUSES TO RETAIN JURISDICTION OVER THE CASE TO ENFORCE THE TERMS OF THE ACCOUNT MANAGEMENT AGREEMENT, IN WHICH EVENT THE EXCLUSIVE FORUM AND VENUE FOR RESOLUTION OF DISPUTES ARISING UNDER OR RELATING TO THIS NOTE SHALL BE IN ANY FEDERAL OR STATE COURT SITTING IN DALLAS, TEXAS, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY WITH THE SOLE EXCEPTION THAT AN ACTION TO RECOVER POSSESSION OF ALL OR PART OF THE PROPERTY OR ANY OTHER ASSETS OF BORROWER OR ANY GUARANTOR, HOWEVER DENOMINATED, MAY, IN THE SOLE DISCRETION OF THE LENDER, BE BROUGHT IN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER THE PROPERTY, AND/OR SUCH OTHER ASSETS; AND (B) IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE TEXAS COURTS, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

BORROWER HEREBY WAIVES ALL RIGHTS TO A JURY TRIAL IN ANY DISPUTE ARISING IN CONNECTION WITH THE NOTE OR ANY OF THE DOCUMENTS, INSTRUMENTS OR AGREEMENT RELATED TO OR SECURING THE NOTE OR IN ANY WAY RELATED TO THE NEGOTIATION, ADMINISTRATION, MODIFICATION, EXTENSION OR COLLECTION OF THE LOAN EVIDENCED BY THE NOTE. BORROWER HAS CONFERRED SPECIFICALLY WITH RESPECT TO THIS WAIVER, AND HAS AGREED TO THIS WAIVER AFTER CONSULTATION WITH ITS COUNSEL AND WITH FULL UNDERSTANDING OF THE IMPLICATIONS HEREOF.

THIS NOTE AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. THIS NOTE MAY NOT BE CHANGED OR TERMINATED ORALLY.

[Signature Page to Follow]

BORROWER:

COVENANT LOGISTICS GROUP, INC.,

a Nevada corporation

By: /s/ M. Paul Bunn

   Name: M. Paul Bunn

   Title:     Executive Vice President, Chief Financial Officer, and Secretary

/s/ L.B. McKenzie

(Witness to Borrower’s Signature)

COVENANT TRANSPORT SOLUTIONS, LLC,

a Nevada limited liability company

By: /s/ M. Paul Bunn

   Name: M. Paul Bunn

   Title:     Vice President, Chief Financial Officer, and Secretary

/s/ L.B. McKenzie

(Witness to Borrower’s Signature)

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